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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 6, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                       American Real Estate Partners, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      1-9516                   13-3398766
       --------                      ------                   ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)

                             100 South Bedford Road
                               Mt. Kisco, NY 10549
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           (Address of principal executive offices including zip code)


               Registrant's telephone number, including area code:
                                 (914) 242-7700
                           --------------------------


                                 Not applicable
                        --------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

As a result of the reclassification of certain real estate to properties held for sale during the first quarter of 2004 and in connection with the recent filing of a Form S-4, we have reclassified the income and expenses of such properties to discontinued operations for the first quarter of 2004 and for prior periods. These reclassifications had no effect on our reported net income or net income per limited partnership unit. Accordingly, we are providing updated information for the following: Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Exhibits, Financial Statement Schedules and Reports on Form 8-K for the periods contained in our Annual Report on Form 10-K for the year ended December 31, 2003 ("Form 10-K"). All other items of the Form 10-K remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

31.1 Certification of Chief Executive Officer--pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002

31.2 Certification of Chief Financial Officer--pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002

32.1 Certification of Principal Executive Officer--pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2 Certification of Principal Financial Officer--pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.1   Item 6. Selected Financial Data of Form 10-K.

99.2 Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of Form 10-K.

99.3   Item 8. Financial Statements of Form 10-K.

99.4 Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K of Form 10-K.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.

                                    By: American Property Investors, Inc.,
                                    the general partner of American Real
                                    Estate Partners, L.P.


                                       By:   /s/ John P. Saldarelli
                                            -----------------------------------
                                             John P. Saldarelli
                                             Treasurer, Chief Financial Officer
                                             and Principal Accounting Officer
Dated: August 30, 2004


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                                  Exhibit Index

Exhibit No.       Description
-----------       ------------

31.1              Certification of Chief Executive Officer pursuant to
                  Section 302(a) of the Sarbanes-Oxley Act of 2002

31.2              Certification of Chief Financial Officer--pursuant to
                  Section 302(a) of the Sarbanes-Oxley Act of 2002

32.1              Certification of Principal Executive Officer--pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

32.2              Certification of Principal Financial Officer--pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

99.1              Item 6. Selected Financial Data of Form 10-K.

99.2 Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of Form 10-K.

99.3              Item 8. Financial Statements of Form 10-K.

99.4 Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K of Form 10-K.